Exhibit 99.1

N E W S R E L E A S E

Centene Corporation Announces Results of Cash Tender Offer for Any and All of its 4.75% Senior Notes due 2025

ST. LOUIS (February 18, 2021) — Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced the results of its previously announced tender offer (the “Tender Offer”) to purchase for cash any and all of its outstanding $2,200,000,000 aggregate principal amount of 4.75% Senior Notes due 2025 (the “2025 Notes”) from each registered holder of the 2025 Notes (the “Holders”), which expired as of 5:00 p.m., New York City time, on February 17, 2021 (the “Expiration Time”). The Tender Offer was made pursuant to an Offer to Purchase, dated February 10, 2021 (the “Offer to Purchase”), and the related letter of transmittal and notice of guaranteed delivery for the Tender Offer (together with the Offer to Purchase, the “Offer Documents”), which set forth the terms and conditions of the Tender Offer.

As of the Expiration Time, according to information provided by Global Bondholder Services Corporation, the information agent and the tender agent for the Tender Offer, a total of $796,170,000 aggregate principal amount of the 2025 Notes, or 36.19% of the aggregate principle amount outstanding, had been validly tendered and not validly withdrawn in the Tender Offer. These amounts exclude $3,440,000 aggregate principal amount of the 2025 Notes tendered pursuant to the guaranteed delivery procedures described in the Offer Documents. The obligation of the Company to accept the 2025 notes tendered and to pay the consideration for the 2025 Notes is subject to satisfaction or waiver or certain conditions, which are more fully described in the Offer Documents.

In accordance with the terms of the Tender Offer, the Company will pay the purchase price (the “Purchase Price”) for the 2025 Notes validly tendered and accepted for purchase on February 18, 2021 (the “Settlement Date”) or, in the case of holders whose 2025 Notes were validly tendered and accepted for purchase pursuant to the guaranteed delivery procedures, on February 22, 2021 (the “Guaranteed Delivery Settlement Date”). The Purchase Price to be paid for the 2025 Notes is $1,025.85 for each $1,000 principal amount of the 2025 Notes validly tendered and accepted for purchase pursuant to the Tender Offer, plus accrued and unpaid interest on the 2025 Notes validly tendered and accepted for purchase from the January 15, 2021 interest payment date up to, but not including, the Settlement Date.

The Company expects to use the net cash proceeds from its recently completed underwritten public offering to sell $2,200,000,000 aggregate principal amount of 2.50% senior notes due 2031 to pay the Purchase Price, plus accrued interest to, but excluding, the Settlement Date, for all 2025 Notes that the Company purchases pursuant to the Tender Offer.

On March 12, 2021, the Company will redeem any remaining 2025 Notes not tendered and accepted for purchase pursuant to the Tender Offer, in accordance with the terms set forth in the indentures governing the 2025 Notes, pursuant to the notice of redemption delivered on February 10, 2021.

The Company has engaged BofA Securities (the “Dealer Manager”) to serve as sole dealer manager in connection with the Tender Offer, and has appointed Global Bondholder Services Corporation (“GBSC”) to serve as the tender agent and information agent for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact BofA Securities via email at debt_advisory@bofa.com or via telephone at (980) 388-0539 (collect). Copies of the Offer Documents are available via the Tender Offer website at https://www.gbsc-usa.com/centene/ or by contacting GBSC in New York via email at contact@gbsc-usa.com or via telephone at (212) 430-3774 (banks and brokers) or (866) 470-4200 (all others).

This press release is for informational purposes only and does not constitute an offer to purchase nor the solicitation of an offer to sell any 2025 Notes, or a notice of redemption under any of the indentures governing the 2025 Notes. The Tender Offer is being made only pursuant to the Offer Documents. The Tender Offer is not being made to holders of 2025 Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the 2025 Notes, blue sky or other laws of such jurisdiction. None of the Company or its affiliates, their respective boards of directors, the trustee for the 2025 Notes, the information agent, the tender agent or the Dealer Manager makes any recommendation in connection with the Tender Offer. Please refer to the Offer to Purchase for a description of terms, conditions, disclaimers and other information applicable to the Tender Offer. Capitalized terms used but not defined in this press release shall have meanings ascribed to them in the Offer to Purchase.

About Centene Corporation

Centene Corporation, a Fortune 50 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Cautionary Statements on Forward-Looking Statements of Centene Corporation

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s intended use of proceeds from its previously announced underwritten public offering to sell $2,200,000,000 of senior notes due 2031, including in connection with the redemption of the 2025 Notes, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of Magellan Health Inc., a Delaware corporation (“Magellan Health,” and such proposed acquisition, the “Magellan Acquisition”), Centene’s recently completed acquisition of WellCare Health Plans, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“WellCare,” and such acquisition, the “WellCare Acquisition”), other recent and future acquisitions, investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the impact of the novel strain of coronavirus (“COVID-19”) on global markets, economic conditions, the healthcare industry and Centene’s results of operations and the response by governments and other third parties; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and our resources or otherwise have an adverse effect on Centene; the risk that Magellan Health’s stockholders do not approve the definitive merger agreement; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition will not be realized, or will not be realized within the applicable expected time periods; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Magellan Acquisition; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; the possibility that competing offers will be made to acquire Magellan Health; the inability to retain key personnel; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (“ACA”) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; Centene’s ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future legal and regulatory proceedings or government investigations; challenges to Centene’s contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses Centene may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; disruption caused by significant completed and pending acquisitions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with Centene’s indebtedness; Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (“CMS”) star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (“SEC”). This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s prospectus supplement for the offering described herein and filings with the SEC, including Centene’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Media, Marcela Manjarrez Hawn, (314) 445-0790, mediainquiries@centene.com

Investors, Jennifer Lynch Gilligan, (212) 549-1306, investors@centene.com